Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION

SOCKET COMMUNICATIONS, INC.

September 30, 2000

The following unaudited pro forma combined condensed financial statements consist of the Socket Communications, Inc. (the "Company") unaudited pro forma condensed statement of operations for the year ended December 31, 1999 and the nine months ended September 30, 2000 and the Company's unaudited pro forma combined condensed balance sheet as of September 30, 2000.

The Company's unaudited pro forma combined condensed financial statements give effect to the issuance of Socket Communications, Inc. common stock and cash for all of the outstanding common stock of 3rd Rail Engineering, Inc. ("3rd Rail Engineering").

The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 2000 have been prepared based on the historical financial statements of the Company adjusted to give pro forma effect to the acquisition as if it had occurred at the beginning of the respective periods. The unaudited pro forma condensed balance sheet is adjusted to give pro forma effect to the acquisition as if it had occurred on September 30, 2000.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the audited financial statements of Socket Communications, Inc. for the year ended December 31, 1999 and the unaudited financial statements of Socket Communications, Inc. for the nine months ended September 30, 2000 that are incorporated by reference. The unaudited pro forma condensed financial information is for informational purposes only and does not purport to represent what the financial position or results of operations of the Company would have been had the acquisition occurred as of the dates indicated, nor does the unaudited pro forma condensed financial information purport to project the results of the Company for any future period.

                                  SOCKET COMMUNICATIONS, INC.
                             UNAUDITED PRO FORMA CONDENSED COMBINED
                                        BALANCE SHEET

                                     September 30, 2000

                                                      Historical
                                              -------------------------
                                                                         Pro Forma       Pro Forma
                                                 Socket      3rd Rail   Adjustments       Combined
                                              ------------ ------------ ------------    ------------
          ASSETS
Current assets:
Cash and cash equivalents....................  $8,862,577     $317,051  ($1,003,345)(a)  $8,240,403
                                                                             64,120 (b)
Accounts receivable, net.....................   1,952,702      391,373                    2,344,075
Inventory....................................   1,358,153           --                    1,358,153
Prepaid expenses and other assets............     211,106       15,713                      226,819
                                              ------------ ------------ ------------    ------------
Total current assets.........................  12,384,538      724,137     (939,225)     12,169,450
                                                                                                 --
Property and equipment, net..................     556,192      103,117                      659,309
Intangibles, net.............................          --           --   11,083,602 (c)  11,083,602
Other assets.................................     345,937       11,300                      357,237
                                              ------------ ------------ ------------    ------------
Total assets................................. $13,286,667     $838,554  $10,144,377     $24,269,598
                                              ============ ============ ============    ============

          LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses........  $2,152,770     $103,333     $125,000 (d)  $2,381,103
Accrued payroll and related expenses.........     366,290      194,097                      560,387
Lines of credit..............................          --       43,496                       43,496
Deferred revenue.............................     380,812      209,886                      590,698
Income taxes payable.........................          --       36,000                       36,000
Deferred income taxes........................          --       47,000                       47,000
Capital lease obligation - current portion...          --       21,600                       21,600
                                              ------------ ------------ ------------    ------------
Total current liabilities....................   2,899,872      655,412      125,000       3,680,284

Capital lease obligations....................          --       49,924                       49,924

Commitments..................................

Stockholders' equity:
Common stock and additional paid-in capital..  32,344,557    7,091,960   10,152,595 (a)  42,497,152
                                                                            (65,264)(e)
                                                                         (7,026,696)(e)          --
Stockholder note receivable..................          --      (64,120)      64,120 (b)          --
Deferred compensation........................    (557,513)          --                     (557,513)
Accumulated deficit.......................... (21,400,249)  (6,894,622)   6,894,622 (e) (21,400,249)
                                              ------------ ------------ ------------    ------------
Total stockholders' equity...................  10,386,795      133,218   10,019,377      20,539,390
                                              ------------ ------------ ------------    ------------
Total liabilities and stockholders' equity... $13,286,667     $838,554  $10,144,377     $24,269,598
                                              ============ ============ ============    ============

                             SOCKET COMMUNICATIONS, INC.
                        UNAUDITED PRO FORMA CONDENSED COMBINED
                               STATEMENT OF OPERATIONS

                     For the nine months ended September 30,  2000

                                                 Historical
                                         -------------------------
                                                                    Pro Forma        Pro Forma
                                            Socket      3rd Rail   Adjustments       Combined
                                         ------------ ------------ ------------    -------------

Total revenues..........................  $7,686,561   $1,971,031   $       --       $9,657,592

Cost of revenue.........................   3,297,513    1,503,999       91,250 (f)    4,892,762
                                         ------------ ------------ ------------    -------------
Gross profit............................   4,389,048      467,032      (91,250)       4,764,830

Operating expenses:
Research and development................   1,618,380           --                     1,618,380
Sales and marketing.....................   2,570,020           --                     2,570,020
General and administrative..............   1,091,984      491,187                     1,583,171
Stock option compensation...............   1,665,467    7,026,696                     8,692,163
Amortization of goodwill and other
   acquisition related intangibles......          --           --    1,148,422 (f)    1,148,422
                                         ------------ ------------ ------------    -------------
Total operating expenses................   6,945,851    7,517,883    1,148,422       15,612,156
                                         ------------ ------------ ------------    -------------

Operating loss..........................  (2,556,803)  (7,050,851)  (1,239,672)     (10,847,326)

Interest income.........................     274,559        9,863                       284,422
Interest expense........................      (1,797)      (8,558)                      (10,355)
                                         ------------ ------------ ------------    -------------
Net loss before income tax..............  (2,284,041)  (7,049,546)  (1,239,672)     (10,573,259)

Income tax expense (benefit)............          --      (15,200)                      (15,200)
                                         ------------ ------------ ------------    -------------
Net loss................................  (2,284,041)  (7,034,346)  (1,239,672)     (10,558,559)
Preferred stock dividend................     (47,179)          --                       (47,179)
                                         ------------ ------------ ------------    -------------
Net loss applicable to
   common stockholders.................. ($2,331,220) ($7,034,346) ($1,239,672)    ($10,605,238)
                                         ============ ============ ============    =============

Basic and diluted net loss per share....      ($0.12)                                    ($0.51)
                                         ============                              =============
Shares used in computation of net loss
   per share applicable to common
   stockholders -- basic and diluted....  19,851,830                   796,282       20,648,112

                             SOCKET COMMUNICATIONS, INC.
                        UNAUDITED PRO FORMA CONDENSED COMBINED
                               STATEMENT OF OPERATIONS

                         For the year ended December 31, 1999

                                                 Historical
                                         -------------------------
                                                                    Pro Forma        Pro Forma
                                            Socket      3rd Rail   Adjustments       Combined
                                         ------------ ------------ ------------    -------------

Total revenues..........................  $6,876,108   $1,792,531   $       --       $8,668,639

Cost of revenue.........................   2,801,091    1,243,512      121,667 (f)    4,166,270
                                         ------------ ------------ ------------    -------------
Gross profit............................   4,075,017      549,019     (121,667)       4,502,369

Operating expenses:
Research and development................   1,237,538           --                     1,237,538
Sales and marketing.....................   2,378,363           --                     2,378,363
General and administrative..............   1,278,500      460,602                     1,739,102
Stock option compensation...............          --           --                           --
Amortization of goodwill and other
   acquisition related intangibles......          --           --    1,531,229 (f)    1,531,229
                                         ------------ ------------ ------------    -------------
Total operating expenses................   4,894,401      460,602    1,531,229        6,886,232
                                         ------------ ------------ ------------    -------------

Operating loss..........................    (819,384)      88,417   (1,652,896)      (2,383,863)

Interest income.........................      12,005        1,211                        13,216
Interest expense........................     (37,441)      (4,352)                      (41,793)
                                         ------------ ------------ ------------    -------------
Net loss before income tax..............    (844,820)      85,276   (1,652,896)      (2,412,440)

Income tax expense (benefit)............          --       34,800                        34,800
                                         ------------ ------------ ------------    -------------
Net loss................................    (844,820)      50,476   (1,652,896)      (2,447,240)
Preferred stock dividend................    (245,548)          --                      (245,548)
                                         ------------ ------------ ------------    -------------
Net loss applicable to
   common stockholders.................. ($1,090,368)     $50,476  ($1,652,896)     ($2,692,788)
                                         ============ ============ ============    =============

Basic and diluted net loss per share....      ($0.11)                                    ($0.25)
                                         ============                              =============
Shares used in computation of net loss
   per share applicable to common
   stockholders -- basic and diluted....   9,939,198                   796,282       10,735,480

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

1. Basis of Presentation

On October 5, 2000 Socket Communications, Inc. acquired all the outstanding capital stock of 3rd Rail Engineering in exchange for 796,282 shares of common stock and $1,003,345. The acquisition will be accounted for as a purchase. The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2000 and the year ended December 31, 2000 have been prepared based on the historical financial statements of the Company adjusted to give pro forma effect to the acquisition as if it had occurred at the beginning of the respective periods. The unaudited pro forma condensed balance sheet is adjusted to give pro forma effect to the acquisition as if it had occurred on September 30, 2000.

The unaudited pro forma adjustments, which are based upon available information and upon assumptions that management believes are reasonable, are described in the accompanying notes. The unaudited pro forma condensed financial information is for informational purposes only and does not purport to represent what the financial position or results of operations of the Company would have been had the acquisition occurred as of the dates indicated, nor does the unaudited pro forma condensed financial information purport to project the results of the Company for any future period.

2. Pro Forma Assumptions

The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of 3rd Rail Engineering at September 30, 2000 and is included for illustrative pro forma purposes only. The Company is in the process of obtaining an independent appraisal of the fair value of identifiable intangible assets as of the acquisition date. Accordingly, this allocation is preliminary and is subject to significant change upon the completion of the independent third-party valuation. Assuming the transaction had occurred on September 30, 2000, the preliminary allocation would have been as follows:

Value of shares of the Company's common stock issued	$ 10,152,596
Cash paid	1,003,345
Estimated transaction costs	125,000
Estimated total acquisition costs	$ 11,280,941

Preliminary allocation to:

		Estimated useful life	Estimated annual amortization
Tangible net assets	$ 72,339
Assembled workforce	365,000	3 years	$ 121,667
Goodwill	10,718,602	7 years	1,531,229
Total	$ 11,280,941

3. Pro Forma Adjustments

The pro forma financial information reflects the following adjustments:

  To record the acquisition of 3rd Rail Engineering' equity securities by the issuance of the Company's common stock and $1,003,345.

  To record the receipt of payment on the shareholder notes receivable.

  To record the preliminary allocation of the purchase price to goodwill and purchased intangibles.

  To accrue estimated transaction costs.

  To eliminate the 3rd Rail Engineering common stock and retained earnings accounts.

  To record amortization expense for goodwill and purchased intangibles on a straight-line basis over the estimated useful lives.

4. Earnings Per Share

Basic and diluted loss per share for the nine months ended September 30, 2000 and the year ended December 31, 1999 is calculated by dividing pro forma net loss by the shares used to calculate loss per share in the historical period plus the effect of the shares that were issued in connection with the acquisition of 3rd Rail Engineering.